Fair Value Measurements	12 Months Ended
Dec. 31, 2020
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
NOTE 5:-	FAIR VALUE MEASUREMENTS

In accordance with ASC 820, the Company measures its investment in marketable securities at fair value. Generally equity funds are classified within Level 1, this is because these assets are valued using quoted prices in active markets. Foreign currency derivative contracts, certain corporate bonds and convertible bonds are classified within Level 2 as the valuation inputs are based on quoted prices and market observable data of similar instruments.

Contingent consideration is classified within Level 3. The Company values the Level 3 contingent consideration using discounted cash flow of the expected future payments, whose inputs include interest rate.

The Company’s financial assets and liabilities measured at fair value on a recurring basis, consisted of the following types of instruments:

	December 31, 2020
	Fair value measurements using input type
	Level 1	Level 2	Level 3	Total
Assets:
Corporate bonds	$-	$-	$-	$-
Convertible bonds	-	1,238	-	1,238

Total financial assets	$-	$1,238	$-	$1,238

Liabilities:
Contingent consideration	$-	$-	$11,206	$11,206

Total financials liabilities	$-	$-	$11,206	$11,206

	December 31, 2019
	Fair value measurements using input type
	Level 1	Level 2	Level 3	Total
Assets:
Corporate bonds	$-	$5,488	$-	$5,488
Convertible bonds	-	1,112	-	1,112

Total financial assets	$-	$6,600	$-	$6,600

Liabilities:
Contingent consideration	$-	$-	$5,964	$5,964

Total financials liabilities	$-	$-	$5,964	$5,964

Fair value measurements using significant unobservable inputs (Level 3):

	December 31,
	2020	2019

Opening balance	$5,964	$414
Increase in contingent consideration due to acquisitions	2,222	5,851
Payment of contingent consideration	(728)	(585)
Increase in fair value of contingent consideration	3,812	255
Decrease in fair value of contingent consideration	(2,040)	-
Amortization of interest and exchange rate	2,014	29

Closing balance	$10,561	$5,964